First Quarter 2026 Results April 24, 2026

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 21st Quarter 2026 Cautionary Statement Forward-Looking Information This earnings presentation and the associated conference call may include forward-looking statements by us and our authorized officers pertaining to such matters as our goals, beliefs, intentions, and expectations regarding, among other things: (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to achieve profitability goals within projected timeframes and to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize, and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our recent holding company reorganization, which was completed in October 2025 (the "Reorganization"), our merger with Flagstar Bancorp, Inc., which was completed in December 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023, and our ability to comply with the heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; (h) the impact of the $1.05 billion capital raise we completed in March 2024; (i) our previously disclosed material weaknesses in internal control over financial reporting; (j) the conversion or exchange of shares of our preferred stock; (k) the payment of dividends on shares of our capital stock, including adjustments to the amount of dividends payable on shares of our preferred stock; (l) the availability of equity and dilution of existing equity holders associated with future equity awards and stock issuances; (m) the effects of the reverse stock split we effected in July 2024; and (n) the impact of the 2024 sale of our mortgage servicing operations, third party mortgage loan origination business, and mortgage warehouse business. Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” "confident," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; we do not assume any duty, and do not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results. Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses, including changes required under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; our ability to achieve the anticipated benefits of the Reorganization; changes in our Board of Directors and our executive management team; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the impacts of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the outcome of federal, state, and local elections and the resulting economic and other impact on the areas in which we conduct business; the impact of changing political conditions or federal government shutdowns; the imposition of restrictions on our operations by bank regulators; the outcome of pending or threatened litigation, or of investigations or any other matters before regulatory agencies, whether currently existing or commencing in the future; our ability to comply with heightened regulatory standards with respect to governance and risk management programs to which we are subject as a national bank with assets of $50 billion or more; the restructuring of our mortgage business; our ability to recognize anticipated cost savings and enhanced efficiencies with respect to our balance sheet and expense reduction strategies; the impact of failures or disruptions in or breaches of our operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, civil unrest, international military conflict, terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed in December 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, which was completed in March 2023: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management's attention from ongoing business operations and opportunities; the possibility that we may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2025 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation, on our conference call, during investor presentations, or in our securities disclosure filings, which are accessible on our website, on the OCC's website at www.occ.gov and on the SEC’s website, www.sec.gov.

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 31st Quarter 2026 Management Focus Areas First Quarter 2026 Highlights • Grew C&I loans $1.4 billion, or 9% QoQ; reflects execution on growth initiatives; third consecutive quarter of net C&I growth • Grew C&I primary bank relationships and regional markets/focus industry presence • Continue to hire additional talent • Deploy expanded product offerings and capabilities into middle market, corporate, and specialized industry verticals Execute on C&I and Private Bank Growth Initiatives • Net charge-offs were controlled with a net charge-off ratio of 52 basis points • Nonaccrual loans down 11% • Criticized and classified loans decreased $2.4 billion, or 16%, compared to March 31, 2025, and decreased $385 million, or 3%, compared to the prior quarter Proactive Management of CRE Portfolio • Continued reduction in CRE exposure • CRE concentration ratio declined to 367% from 381% in prior quarter • Multi-family and CRE par payoffs of $1.1 billion with 42% being substandard • Multi-family loans down $1.1 billion, or 4%, QoQ • CRE loans down $0.5 billion, or 5%, QoQ Credit Improvement • Second consecutive quarter of profitability • Fitch and Moodys upgraded short and long term deposit rating to investment grade • Successful resolution of previously disclosed material weakness • Grew total deposits $832 million, or 1.3%, QoQ (5% annualized) • Continued NIM expansion; further reduced funding costs • Disciplined cost controls driving lower expenses(1) Strengthen Earnings Power 1 2 3 4 See cautionary statements on page 2 | See notes on page 25

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 41st Quarter 2026 Commercial Banking Overview | Momentum in Focus Areas C&I Loan Balance Trend(1) $ in millions New and Increased C&I Loan Originations $ in millions • Continued strength in our strategic focus areas drove solid C&I results, generating $2.6 billion in loan commitments and $2.0 billion in originations • Pipeline at $2.1 billion in commitments • Added 49 new relationships during the quarter $769 $1,207 $1,843 $2,093 $2,002 $191 $319 $272 $364 $328 $129 $78 $26 $1 $78$140 $22 $403 $327 $624 $885 $1,195 $769 $122 $186 $520 $511 $424 Equipment Finance Asset-Based Lending Mortgage Finance Specialized Industries Corporate & Regional Commercial Banking 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 $14,742 $14,426 $14,874 $15,217 $16,568 $2,135 $2,554 $3,229 $4,361 $4,956$1,123 $1,131 $1,463 $1,806 $2,049$4,948 $4,819 $4,595 $4,331 $4,147 $3,059 $2,910 $2,686 $2,287 $2,423$1,419 $1,109 $1,089 $654 $1,049$2,058 $1,903 $1,812 $1,776 $1,945 Specialized Industries Corporate & Regional Commercial Banking Equipment Finance Asset-Based Lending Mortgage Finance Public Finance & Other 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 • Two-pronged strategy gaining momentum driving total commercial and industrial loans higher by $1.4 billion, up 9% vs the prior quarter • Growth led by Specialized Industries and Regional Commercial and Corporate Banking with end of period loans at 3/31/26 increasing $838 million, or 14% vs the prior quarter See notes on page 25

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 51st Quarter 2026 Commercial Banking Overview | Momentum in Focus Areas C&I Loans HFI at March 31, 2026 ($ in millions) 12/31/2025 3/31/2026 Change QoQ ($) Change QoQ (%) Specialized Industries $4,361 $4,956 $595 14% Corporate/Regional Commercial Banking 1,806 2,049 243 13% Equipment Finance(1) 4,331 4,147 (184) (4)% Asset-Based Finance(1) 2,287 2,423 136 6% Mortgage Finance 654 1,049 395 60% Public Finance & Other 1,776 1,945 169 10% Total C&I $15,217 $16,568 $1,352 9% See notes on page 25

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 61st Quarter 2026 $(0.23) $(0.14) $(0.07) $0.06 $0.04 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Diluted Earnings Per Share Trends Adjusted Diluted EPS Trends (Quarterly) See cautionary statements on page 2 | See notes on page 25 Adjusted Diluted EPS Trends (Annually) Successful execution of strategic plan has resulted in the Bank reporting second consecutive quarter of profitability FY24 FY25 FY26 FY27 Reflects EPS Guidance Range (2) (2) $(2.68) $(0.37) $0.60 -$0.65 $1.80 -$1.90 Includes impact from recognition of $20.5M (pre-tax) hedge gain, or $0.03 of diluted EPS

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 71st Quarter 2026 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Quarterly Performance QUARTERLY PERFORMANCE Reported Notable Items Adjusted 1Q 2026 1Q 2026 Net interest income $443 $0 $443 Non-interest income 55 9 64 Total revenue 498 9 507 Total non-interest expense 466 — 466 Pre-provision net revenue 32 9 41 Provision for credit losses — — — Pre-tax income 32 9 41 Income tax expense 11 (2) 9 Net income $21 $11 $32 Net income attributable to common stockholders $13 $8 $20 Diluted earnings per common share $0.03 $0.01 $0.04 Notable Items 1Q’26 • Noninterest income - $9 million reduction from fair value adjustment on investment security

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 81st Quarter 2026 Forecast Update ($ in millions, except per share data) 2026 2027 Net Interest Income $1,950 – $2,050 $2,600 – $2,700 Net Interest Margin 2.30 – 2.40% 2.70 – 2.80% Provision for Loan Losses $100 – $150 $100 - $150 Noninterest Income $325 – $335 $410 – $450 Adjusted Operating Expense(2) $1,700 – $1,750 $1,650 – $1,700 Net Income $275 – $325 $850 – $950 Long-Term Targets ROAA : 1%+ ROATCE: 11-12% CET1 Ratio: 10.5-11.5% See cautionary statements on page 2 | See notes on page 25 ($ in millions, except per share data) 2026 2027 Diluted Adjusted EPS(1) $0.60 – $0.65 $1.80 –$1.90 Efficiency Ratio(2) 70 – 75% 50 - 55% ROAA 0.30 – 0.40% 0.90 – 1.00% ROATCE 3.75 – 4.25% 10.75 – 11.25% TBV Per Share(3) $15.75 – $16.25 $17.75 – $18.25

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 91st Quarter 2026 1.74% 1.81% 1.91% 2.14% 2.15% 1.89% 3.85% 3.73% 3.60% 3.34% 3.13% 4.50% 4.50% 4.25% 3.75% 3.75% 1Q25 2Q25 3Q25 4Q25 1Q26 FY25 FY26 FY27 Net Interest Margin | Proactively Managing Higher Net Interest Margin (Quarterly) Net interest margin expected to expand in 2026 1. Funding costs expected to decline further in 2026 2. Growing higher yielding commercial loans 3. Reduction in non-accrual loans 4. Multi-family loans resetting higher Drivers See cautionary statements on page 2 | See notes on page 25 Reflects NIM Guidance Range 2.05%(1) 2.30% - 2.40% 2.70% - 2.80% Fed Funds Rate Interest-Bearing Deposit Costs Net Interest Margin (Annually) +10 bps

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 101st Quarter 2026 $485 $(16) $(20) $1 $(9) $441 1Q 2025 Comp & Ben FDIC O&E G&A 1Q 2026 Noninterest Expense | Disciplined Management Highlights • Linked Year: adjusted operating expenses decreased $44 million, or 9% • Linked Quarter: adjusted operating expenses decreased $21 million, or 5% • Reduction in operating expenses reflects management’s commitment to improve efficiency driven by: ◦ impact from strategic initiatives to lower compensation and benefits, ◦ vendor spend, ◦ real estate optimization, ◦ outsourcing and offshoring of certain functions, and ◦ FDIC expense Adjusted Operating Expenses(1) Adjusted Operating Expenses Linked Quarter(1) See the reconciliations of these non-GAAP measures with the comparable GAAP measures on page 22 | See notes on page 25 Quarterly Operating Expenses Year over Year(1) $ in millions $ in millions $485 $460 $457 $462 $441 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 $462 $(21) $(3) $3 $441 4Q 2025 Comp & Ben FDIC Exp O&E 1Q 2026 $ in millions -9% (2)

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 111st Quarter 2026 Capital | Strong Capital Position CET1 Ratio Target operating range 10.5-11.5% 1. CET1 ratio of 13.24% is top quartile in peer group 2. Significant management action preserved and strengthened capital position 3. Capital priority in near term is to deploy capital to fund organic growth 4. +60 to 80 bps anticipated benefit to CET1 ratio under the proposed Basel III Endgame Highlights $ in billions CET1 excess of low-end of target range of 10.5% 11.90% 12.33% 12.45% 12.83% 13.24% 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 $1.6B See cautionary statements on page 2

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 121st Quarter 2026 Balance ($B) 3/31/2026 Noninterest-Bearing Demand $11.8 Interest-Bearing Demand $12.0 Money Markets $7.3 Savings $15.0 Retail CDs $14.2 Jumbo CDs $6.5 Total Deposits $66.8 Deposits | Overview Deposit ActivityWell Diversified Deposit Base by Product • Deposits increased $0.8 billion, or 1.2% quarter over quarter primarily driven by growth in Commercial and Private Bank deposits of $461 million and retail deposits up $142 million • Managed deposit costs lower with interest-bearing deposit costs down 21 basis points compared to prior quarter and 72 basis points compared to the first quarter of 2025 • Fitch and Moodys upgraded short and long term deposit rating to investment grade • Insured deposits of 80%(1) at 3/31/2026, compared to peer average of 56% HighlightsDeposit Base by Business ($ in billions) 3/31/2026 Change QoQ ($) Change QoQ (%) Retail $36.8 $0.1 0.4% Private Bank $17.3 $0.2 1.1% Commercial $7.9 $0.3 3.5% Mortgage $2.6 $0.5 24.9% Core Deposits $64.6 $1.1 1.8% Brokered & Other $2.3 $(0.3) (11.8)% Total Deposits $66.8 $0.8 1.2% $ in billions See notes on page 25 $66.0 $0.5 $0.5 $0.1 $(0.3) $66.8 12/31/2025 Private Bank & Commercial Mortgage Retail Brokered 3/31/2026

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 131st Quarter 2026 501% 367% 12/31/2023 3/31/2026 Commercial Real Estate | Payoffs and CRE Concentration Trends 1Q 2026 Payoffs Total Substandard (%) 4Q 2025 Payoffs Total Substandard (%) Multi-Family $0.8 billion 40% $1.4 billion 53% Office $5 million —% $116 million 6% Non-Office CRE $245 million 50% $339 million 51% Total CRE $1.1 billion 42% $1.8 billion 50% CRE payoffs at par of $1.1B with 42% of the payoffs from substandard loans in the first quarter CRE Portfolio Payoffs at Par Total CRE Balances(1) CRE payoffs and paydowns driving significant reduction in total CRE balances and in the concentration ratio 134pp CRE Concentration Ratio(2) $ in billions -28% See notes on page 25 $47.7 $34.3 12/31/2023 3/31/2026

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 141st Quarter 2026 Multi-Family | Portfolio Overview Highlights • Multi-Family portfolio ALLL at 1.83%, among the highest relative to peers(2) | MF ALLL reflects the mix of the company’s loans including the rent-regulated loans • MF rent regulated >= 50% ALLL at 3.20% • Average loan size of $8.7 million • $6.1 billion of MF loans reached a repricing date since the beginning of 2024 and close to 90% remain current or paid off • Have taken $609 million of net charge-offs since Jan. 2024 Proactively Reducing Multi-Family (MF) Exposure(1) $ in billions Multi-Family ALLL Ratio vs Peers(2) Option/Contractual Maturity per Year (UPB)(1) $ in billions % Reflects WAC See notes on page 25 3.53% 3.73% 4.66%4.26% $31.5 $30.0 $28.8 $27.1 $26.0 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 -17% 1.8% 1.3% 0.7% 0.6% 0.5% 0.3% FLG Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 $3.7 $8.2 $5.2 $3.7 2026 2027 2028 2029 3.60% 3.79% 4.24% 4.61%

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 151st Quarter 2026 $1.6 $2.9 $1.4 $1.2 2026 2027 2028 2029 Brooklyn, $2,409, 27.3% Bronx, $3,354, 38.0% Manhattan, $1,791, 20.3% Queens, $1,241, 14.1% Staten Island, $32, 0.4% Portfolio Characteristics Loan Resets Book Balance Average Balance Occ Rate Current LTV Amortizing DSCR Repriced Reset < 18 Months Repriced or < 18 Months Market & <50% $ 5,237 $5.1 98% 47% 1.19x 66% 21% 87% >=50% RR $ 8,828 $6.0 97% 69% 1.26x 44% 35% 79% Total NYC $ 14,065 $5.6 98% 61% 1.23x 52% 30% 82% NYC >=50% RR Pass Rate $ 4,577 $ 6.2 97% 61% 1.50x 40% 25% 65% Criticized + Classified $ 4,251 $ 5.7 97% 77% 1.01x 47% 46% 93% Total >=50% RR $ 8,828 $ 6.0 97% 69% 1.26x 44% 35% 79% Multi-Family | New York City (NYC) Portfolio Details NYC Multi-Family Portfolio (as of 3/31/2026) $ in millions (3) (1) (2) Location Breakdown >=50% RR $ in millions (4) Option/Contractual Maturity per Year (UPB) $ in billions % Reflects WAC>=50% RR See notes on page 25 3.70%4.35% 4.58% 5.05% $8,828M (5)

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 161st Quarter 2026 NALs Special Mention + Substandard Total $ % $ % $ % Balance $ 1,879 $ 2,659 $ 4,538 Less: NCOs $ 287 15.27% $ — — % $ 287 6.33 % Book Balance $ 1,592 $ 4,251 ACL $ 73 4.59% $ 154 5.79% $ 226 5.33 % Loan Review Credit Metrics Book Balance Recent Appraisal Financials Reviewed ACL % to Loans NCOs Nonaccrual Loans Market & <50% $ 5,237 36% 97% 1.19% $ 17 $ 224 >=50% RR 8,828 42% 97% 3.37% 288 1,603 Total NYC $ 14,065 40% 97% 2.56% $ 305 $ 1,827 NYC >=50% RR Pass Rate $ 4,577 23% 99% 1.56% $ — Criticized + Classified 4,251 69% 95% 5.33% 287 Total >=50% RR $ 8,828 42% 97% 3.37% $ 288 Multi-Family | New York City (NYC) Credit Details NYC Multi-Family Portfolio (as of 3/31/2026) $ in millions (3) (1) (2) Proactive management of rent regulated portfolio • Criticized + classified ACL coverage of 5.33% • $288 millon of net charge-offs since Jan. 2024 for loans remaining in the portfolio • $1.8 billion in payoffs since beginning of 2024; 58% from substandard Rigorous loan review performed on portfolio supports current LTVs and amortizing DSCRs • 97%% of rent regulated loans have gone through extensive financial review since 1/1/2024 • 69% of criticized + classified loans have had an appraisal since 1/1/2024 Criticized + Classified Loans(5) (4) (7) (6) Observations See notes on page 25 $ in millions

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 171st Quarter 2026 12/31/2025 3/31/2026 ($ in millions) Allowance ALLL % Allowance ALLL % Change in ALLL % Multi-Family (MF) $549 1.89% $509 1.83% (6) bps MF Rent Regulated >=50% (excl. Co-op) $361 3.44% $330 3.20% (24) bps MF at Market and Rent Regulated <50% (excl. Co-op) $177 1.07% $174 1.11% 4 bps Co-op $11 0.59% $5 0.27% (32) bps CRE $224 2.52% $184 2.17% (35) bps Office (ex. Owner-Occupied) $102 4.90% $61 3.04% (186) bps Non-Office (incl. Owner-Occupied) $122 1.79% $123 1.91% 12 bps C&I (incl. Office Owner-Occupied) $156 1.00% $166 0.98% (2) bps 1-4 Family $35 0.62% $33 0.59% (3) bps Home Equity $59 4.15% $55 3.98% (17) bps Consumer and Other $7 4.24% $7 4.35% 11 bps Total Loans HFI and Allowance for Loan Losses $1,030 1.70% $954 1.58% (12) bps Unfunded Commitment Reserve $55 $53 Total Allowance for Credit Losses $1,085 1.79% $1,007 1.67% (12) bps Asset Quality | Allowance for Credit Loss Detail

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 181st Quarter 2026 Asset Quality Criticized + Classified Loans (including LHFS)(1) Total Non-accrual Loans (including LHFS) Highlights • Criticized + classified loans decreased $385 million, or 3% compared to the prior quarter • Criticized + classified loans decreased $2.4 billion, or 16% compared March 31, 2025 • Non-accrual loans were down $323 million million to $2.7 billion; 33% of NALs are performing • Net charge-offs ("NCO") to average loans of 0.52%(2) for the first quarter 2026. Excluding net charge-offs associated with one relationship that resolved during the quarter, NCOs to average loans would have been 0.29% Net Charge-offs to Average Loans(2) $ in millions$ in billions See notes on page 25 $14.0 $12.7 $12.4 $12.1 $11.7 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 -16% $3,005 $2,682 12/31/2025 3/31/2026 -11% 0.68% 0.72% 0.46% 0.30% 0.52% 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026

Appendix

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 201st Quarter 2026 Specialized Industries | Value-creation Strategy Focused Strategy and Competitive Differentiators Strategy Delivering Results • Public & Nonprofit Finance • Power & Renewables • Sponsor Finance • Sports • Technology, Media & Communications • Asset-Based Lending • Dealer Finance • Entertainment • Environmental • Equipment Finance • Franchise Finance • Funds Finance • Healthcare • Inst’l Bkg Solutions • Insurance • Lender Finance • Leisure/Hosp/Gaming • Mortgage Finance • Oil & Gas Diverse Lending Verticals • National model | Fast decisioning | Delivering industry insights • Focused on serving the unique needs of specific industries ◦ Expanded and strengthened product offerings and capabilities • Hiring senior, mid-career bankers possessing deep industry expertise from other regional and large banks with a proven track record of successfully building a relationship-based C&I business Commitments and Originations Retail Branch Private Bank • 1Q’26 new credit commitments and new loan originations remained strong at $1.2 billion and $769 million, respectively • Added 35 new credit-based relationships in Q1 • Hired 13 new industry-focused producers in Q1 • Plan to hire up to an additional 10-20 Specialized Industries bankers throughout the rest of 2026 Specialized Industries Hub $s in millions $327 $624 $885 $1,195 $769 $483 $1,076 $1,273 $1,844 $1,165 New Loan Originations New Credit Commitments 1Q'25 2Q'25 3Q'25 4Q'25 Q126

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 211st Quarter 2026 Corporate & Regional Commercial Banking | Value-creation Strategy Focused Strategy and Competitive Differentiators Strategy Delivering Results • Relationship based national corporate banking focus on diverse industries • Building a robust middle market commercial banking franchise in all four of Flagstar’s key geographies • Focus on companies with revenues greater than $50MM while delivering expanded and strengthened product offerings and capabilities with senior bankers, quick decisioning and access to key executive leaders as our core competitive advantage • Hiring senior, mid-career bankers from other regional and large banks who possess deep local business relationships with a proven track record of successfully building a C&I business • 1Q’26 new credit commitments and new loan originations remained strong at $640 million and $424 million, respectively • Added 14 new credit-based relationships in 2025 and hired 4 new Commercial Banking producers in Q1 • Plan to hire up to an additional 10-15 Corporate & Regional Commercial Banking producers throughout the rest of 2026 Great Lakes NYC Metro Southwest Southeast Key Geographies Retail Branch Private Bank Commitments and Originations(1) Commercial Hub $s in millions $122 $186 $520 $511 $424 $163 $243 $795 $817 $640 New Loan Originations New Credit Commitments 1Q'25 2Q'25 3Q'25 4Q'25 Q1 26

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 221st Quarter 2026 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Reconciliations of GAAP and Non-GAAP Measures Adjusted Noninterest Expense 1Q 2025 2Q 2025 3Q 2025 Q4 2025 Q1 2026 Noninterest expense $532 $513 $522 $509 $466 Less: Intangible asset amortization 28 27 26 26 25 Less: Merger-related and restructuring expenses 8 14 17 17 — Less: Severance costs — 2 8 4 — Less: Litigation settlement — — 14 — — Less: Lease cost acceleration related to closing branches 6 7 — — — Less: Trailing mortgage sale costs with Mr. Cooper 5 3 — — — Adjusted operating expense $485 $460 $457 $462 $441 Adjusted Diluted Earnings Per Share 1Q 2025 2Q 2025 3Q 2025 Q4 2025 Q1 2026 Diluted (Loss) Earnings Per Share - GAAP -$108 -$78 -$45 $21 $13 Adjustments 19 25 18 12 9 Tax effect on adjustments (5) (7) (4) (3) (2) Diluted (Loss) Earnings Per Share, as adjusted - non-GAAP $(94) $(60) $(31) $30 $20 Diluted (Loss) Earnings Per Share - GAAP $(0.26) $(0.19) $(0.11) $0.05 $0.03 Adjustments 0.05 0.06 0.04 0.03 0.02 Tax effect on adjustments (0.01) (0.02) (0.01) (0.01) — Diluted (Loss) Earnings Per Share, as adjusted - non-GAAP $(0.23) $(0.14) $(0.07) $0.06 $0.04

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 231st Quarter 2026 Note: $ in millions except share data. Please note that columns of data may not add due to rounding. Reconciliations of GAAP and Non-GAAP Measures Tangible Book Value Per Common Share 3/31/2026 Total stockholders equity $ 8,120 Less: Core deposit and other intangibles 356 Less: Preferred stock 503 Tangible common stockholders equity (A) $ 7,261 Common shares outstanding (B) 416,777,393 Dilution Impact of Warrants 45,836,276 Common shares outstanding, incl. Warrants (C) 462,613,669 Tangible book value per common share (A / B) $ 17.42 Tangible book value per common share (A / C) $ 15.70

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 241st Quarter 2026 Bank Ticker Citizens Financial CFG Fifth Third Bancorp FITB First Citizens Banc. FCNC.A First Horizon FHN Huntington Banc. HBAN KeyCorp KEY M&T Bank MTB Pinnacle Financial Partners PNFP Regions Financial RF Valley National VLY Webster Financial WBS Western Alliance WAL Zions Bancorp ZION Peer Group

60 121 158 242 242 242 254 150 0 218 218 218 164 167 168 253 206 59 69 72 73 236 243 248 251st Quarter 2026 Notes Slide 3 1. Excludes impact from intangible asset amortization, merger-related expenses, and other adjustments Slide 4 1. Prior quarters were adjusted for a reclass from Asset-Based Finance to Equipment Finance category: 3/31/25 ~$980 million, 6/30/2025 ~$997 million, 9/30/25 ~$956 million, and 12/31/25 $842 million Slide 5 1. Prior quarter was adjusted for a reclass of ~$842 million from Asset-Based Finance to Equipment Finance category. Slide 6 1. Reflects impact to diluted EPS for $20.5 million hedge benefit (pre-tax) 2. Includes warrants and options – warrant and options dilution calculated using the treasury stock method with projected share price based on a 1.0x tangible book value multiple Slide 8 1. Includes warrants and options – warrant and options dilution calculated using the treasury stock method with projected share price based on a 1.0x tangible book value multiple 2. Excludes impact from intangible asset amortization and merger-related expenses 3. Includes warrants – warrant options dilution calculated using the treasury stock method with projected share price based on a 1.0x tangible book value multiple Slide 9 1. Reflects net interest margin adjusted for $20.5 million hedge benefit Slide 10 1. Excludes impact from intangible asset amortization, merger-related expenses, and other adjustments 2. Includes software and professional expenses Slide 12 1. Excludes collateralized deposits and excludes internal deposits. Slide 13 1. Total CRE excludes $2.4 billion of owner-occupied CRE 2. Calculated as: Total CRE balances (excluding $2.4 billion of owner occupied CRE) / (Tier 1 Capital + Allowance for Loans & Lease Losses) Slide 14 1. Reflects Multi-family UPB excluding Co-op loans 2. Northeast Multi-Family peers include banks with disclosed Multi-Family ALLL ratios: BPOP and EWBC as of 12/31/25, FFIC as of 9/30/2025 and BBT and DCOM as of 12/31/24 Slide 15 1. Current LTV is calculated by dividing the most recent appraised value by the current loan amount 2. Amortizing DSCR includes hypothetical amortization for deals in interest-only periods 3. Reflects rent regulated percent based on units at origination 4. Risk rated special mention or substandard 5. $8.1 billion of the $8.8 billion NYC multi-family rent regulated portfolio has >=70% of the units rent regulated Slide 16 1. Reflects percent of appraisals received based on book balance since 1/1/2024 2. Reflects financials reviewed in last 18 months as a percent of book balance | 3. Reflects rent regulated percent based on units at origination 4. Risk rated special mention or substandard 5. Reflects ACL coverage ratio at 3/31/2026 and all NCOs taken on loans in the portfolio at 3/31/2026 6. Sum of book balance plus net charge-offs 7. Defined as >=50% units are rent regulated Slide 18 1. Shown on UPB basis and excludes one-to-four family residential loans and other loans, which primarily includes HELOCs 2. Presented on an annualized basis Slide 21 1. Excludes ABL transactions, which are included as Specialized Industries